                                                                      Exhibit 21

                                     TELEPHONE AND DATA SYSTEMS, INC.
                                    SUBSIDIARY AND AFFILIATED COMPANIES
                                            DECEMBER 31, 2000

                                                                                         STATE OF
                                                                                         INCORPORATION
                                                                                         -------------

U.S. CELLULAR
-------------
       U.S. CELLULAR CORPORATION                                                         DELAWARE

       BANGOR CELLULAR TELEPHONE CO., L.P.                                               DELAWARE
       BLACK CROW WIRELESS, L.P.                                                         Partnership
       CALIFORNIA RURAL SERVICE AREA #1, INC.                                            CALIFORNIA
       CAROLINA CELLULAR, INC.                                                           NORTH CAROLINA
       CEDAR RAPIDS CELLULAR TELEPHONE, L.P.                                             Partnership
       CELLULAR AMERICA, INC.                                                            PENNSYLVANIA
       CELLVEST, INC.                                                                    DELAWARE
       CENTRAL CELLULAR TELEPHONES LTD                                                   ILLINOIS
       CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC                                   FLORIDA
       CHAMPLAIN CELLULAR, INC                                                           NEW YORK
       CHARLOTTESVILLE CELLULAR PARTNERSHIP                                              Partnership
       COMMUNITY CELLULAR TELEPHONE COMPANY                                              TEXAS
       CROOK COUNTY RSA LIMITED PARTNERSHIP                                              Partnership
       CROWN POINT CELLULAR INC.                                                         NEW YORK
       DAVENPORT CELLULAR TELEPHONE COMPANY (GP)                                         Partnership
       DAVENPORT CELLULAR TELEPHONE COMPANY, INC.                                        DELAWARE
       DUBUQUE CELLULAR TELEPHONE, L.P.                                                  DELAWARE
       EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE (GP)                                Partnership
       EAU CLAIRE MSA, INC.                                                              WISCONSIN
       FLORIDA RSA # 8, INC.                                                             DELAWARE
       GEORGIA RSA # 11, INC.                                                            GEORGIA
       GRAY BUTTE JOINT VENTURE                                                          Partnership
       GREEN BAY CELLTELCO PARTNERSHIP                                                   Partnership
       HARDY CELLULAR TELEPHONE COMPANY                                                  DELAWARE
       HBM, INC.                                                                         DELAWARE
       HUMPHREY COUNTY CELLULAR, INC.                                                    DELAWARE
       ILLINOIS RSA # 3, INC.                                                            ILLINOIS
       INDIANA 8 SERVICE COMPANY                                                         DELAWARE
       INDIANA RSA # 4, INC.                                                             DELAWARE
       INDIANA RSA # 5, INC.                                                             INDIANA
       INDIANA RSA NO. 4 L.P.                                                            Partnership
       INDIANA RSA NO. 5 L.P.                                                            Partnership
       IOWA # 13, INC.                                                                   DELAWARE
       IOWA RSA # 3, INC.                                                                DELAWARE
       IOWA RSA # 9, INC.                                                                DELAWARE
       IOWA RSA # 12, INC.                                                               DELAWARE
       JACKSONVILLE CELLULAR PARTNERSHIP                                                 Partnership
       JACKSONVILLE CELLULAR TELEPHONE CO.                                               DELAWARE
       JOPLIN CELLULAR TELEPHONE COMPANY, INC.                                           DELAWARE
       JOPLIN CELLULAR TELEPHONE COMPANY, L.P.                                           Partnership
       KANSAS # 15 LP                                                                    Partnership
       KANSAS RSA # 15, INC.                                                             OHIO
       KENOSHA CELLULAR TELEPHONE, L.P.                                                  Partnership
       LACROSSE CELLULAR TELEPHONE COMPANY, INC.                                         DELAWARE
       LEAF RIVER VALLEY CELLULAR TELEPHONE COMPANY                                      ILLINOIS
       LEWISTON CELLTELLCO PARTNERSHIP                                                   Partnership
       MADISON CELLULAR TELEPHONE COMPANY                                                Partnership
       MAINE RSA # 1, INC.                                                               MAINE
       MAINE RSA # 4, INC.                                                               MAINE
       MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.                                        Partnership
       MCDANIEL CELLULAR TELEPHONE COMPANY                                               DELAWARE
       MEDFORD PAGING, INC.                                                              OREGON
       MINNESOTA INVCO OF RSA # 5, INC.                                                  DELAWARE
       MINNESOTA INVCO OF RSA # 7, INC.                                                  DELAWARE
       MINNESOTA INVCO OF RSA # 8, INC.                                                  DELAWARE
       MINNESOTA INVCO OF RSA # 9, INC.                                                  DELAWARE
       MINNESOTA INVCO OF RSA # 10, INC.                                                 DELAWARE

                          *50% or more owned companies


                                     Page 1

                                     TELEPHONE AND DATA SYSTEMS, INC.
                                    SUBSIDIARY AND AFFILIATED COMPANIES
                                            DECEMBER 31, 2000

                                                                                         STATE OF
                                                                                         INCORPORATION
                                                                                         -------------
       MINNESOTA INVCO OF RSA # 11, INC.                                                 DELAWARE
       MISSOURI # 15 RURAL CELLULAR, INC.                                                MISSOURI
       MISSOURI RSA 11, INC.                                                             DELAWARE
       N.H. #1 RURAL CELLULAR, INC.                                                      NEW HAMPSHIRE
       NELSON-BALL GROUND CELLULAR TELEPHONE & SERVICES, INC.                            GEORGIA
       NEW YORK RSA 2 CELLULAR PARTNERSHIP                                               Partnership
       NEWPORT CELLULAR, INC.                                                            NEW YORK
       NORTH CAROLINA RSA # 4, INC.                                                      DELAWARE
       NORTH CAROLINA RSA # 6, INC.                                                      CALIFORNIA
       NORTH CAROLINA RSA # 9, INC.                                                      NORTH CAROLINA
       NORTH CAROLINA RSA 1 PARTNERSHIP                                                  Partnership
       OHIO STATE CELLULAR PHONE COMPANY, INC.                                           FLORIDA
       OREGON RSA # 2, INC.                                                              OREGON
       OREGON RSA # 3, INC.                                                              OREGON
       OREGON RSA # 6, INC.                                                              OREGON
       OREGON RSA NO. 2, L.P.                                                            Partnership
       OREGON RSA NO. 3, L.P.                                                            Partnership
       PEACE VALLEY CELLULAR TELEPHONE COMPANY                                           DELAWARE
       RACINE CELLULAR TELEPHONE COMPANY                                                 Partnership
       SHEBOYGAN CELLULAR TELEPHONE COMPANY, INC.                                        DELAWARE
       SOUTH CANAAN CELLULAR TELEPHONE COMPANY(DELAWARE)                                 DELAWARE
       SOUTH CANAAN CELLULAR TELEPHONE COMPANY(PENNSYLVANIA)                             PENNSYLVANIA
       ST. LAWRENCE SEAWAY RSA CELLULAR, LP                                              Partnership
       TENNESSEE RSA # 3, INC.                                                           DELAWARE
       TENNESSEE RSA # 4 SUB 2, INC.                                                     TENNESSEE
       TEXAHOMA CELLULAR TELEPHONE COMPANY                                               TEXAS
       TEXAHOMA CELLULAR, L.P.                                                           Partnership
       TEXAS # 20 RURAL CELLULAR, INC.                                                   TEXAS
       TEXAS INVCO OF RSA # 6, INC.                                                      DELAWARE
       TOWNSHIP CELLULAR TELEPHONE CO.                                                   DELAWARE
       TRI-CITIES PAGING, INC.                                                           WASHINGTON
       TRI-STATES CELLULAR COMMUNICATIONS, INC.                                          MISSOURI
       TULSA GENERAL PARTNERS, INC.                                                      DELAWARE
       UNITED STATES CELLULAR INVESTMENT COMPANY, INC.                                   DELAWARE
       UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN                                PENNSYLVANIA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF EAU CLAIRE                           WISCONSIN
       UNITED STATES CELLULAR INVESTMENT COMPANY OF FRESNO, INC.                         CALIFORNIA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF GREEN BAY, INC.                      WISCONSIN
       UNITED STATES CELLULAR INVESTMENT COMPANY OF OKLAHOMA CITY                        OKLAHOMA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF PORTSMOUTH, INC.                     NEW HAMPSHIRE
       UNITED STATES CELLULAR INVESTMENT COMPANY OF ROCKFORD                             DELAWARE
       UNITED STATES CELLULAR INVESTMENT COMPANY OF SANTA CRUZ, INC.                     CALIFORNIA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF ST. CLOUD                            MINNESOTA
       UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES                      INDIANA
       UNITED STATES CELLULAR OPERATING COMPANY, INC.                                    DELAWARE
       UNITED STATES CELLULAR OPERATING COMPANY OF APPLETON, INC.                        INDIANA
       UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR                                MAINE
       UNITED STATES CELLULAR OPERATING COMPANY OF BILOXI                                MISSISSIPPI
       UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS                          DELAWARE
       UNITED STATES CELLULAR OPERATING COMPANY OF COLUMBIA                              MISSOURI
       UNITED STATES CELLULAR OPERATING COMPANY OF DES MOINES                            IOWA
       UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE                               IOWA
       UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE                            FLORIDA
       UNITED STATES CELLULAR OPERATING COMPANY OF JOPLIN                                MISSOURI
       UNITED STATES CELLULAR OPERATING COMPANY OF KENOSHA                               DELAWARE
       UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE                             TENNESSEE
       UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC.                        WISCONSIN
       UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN                       MAINE
       UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.               NEW HAMPSHIRE
       UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD                               OREGON
       UNITED STATES CELLULAR OPERATING COMPANY  OF TULSA, INC.                          OKLAHOMA
       UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO                              IOWA

                          *50% or more owned companies


                                     Page 2

                                     TELEPHONE AND DATA SYSTEMS, INC.
                                    SUBSIDIARY AND AFFILIATED COMPANIES
                                            DECEMBER 31, 2000

                                                                                         STATE OF
                                                                                         INCORPORATION
                                                                                         -------------
       UNITED STATES CELLULAR OPERATING COMPANY OF WAUSAU, INC.                          WISCONSIN
       UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA                                WASHINGTON
       UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.                Partnership
       UNITED STATES CELLULAR TELEPHONE COMPANY OF GREATER TULSA, L.L.C.                 OKLAHOMA
       UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.                                       WISCONSIN
       USCC PAYROLL CORPORATION                                                          DELAWARE
       USCC REAL ESTATE CORPORATION                                                      DELAWARE
       USCC WIRELESS INVESTMENT, INC.                                                    DELAWARE
       USCCI CORPORATION                                                                 DELAWARE
       USCIC OF AMARILLO, INC.                                                           DELAWARE
       USCIC OF BROWNSVILLE, INC.                                                        DELAWARE
       USCIC OF JACKSON, INC.                                                            DELAWARE
       USCIC OF MCALLEN, INC.                                                            DELAWARE
       USCIC OF NORTH CAROLINA RSA # 1, INC.                                             DELAWARE
       USCIC OF OHIO RSA #9, INC. (f.k.a. Carry Phone, Inc.)                             DELAWARE
       USCOC OF CHARLOTTESVILLE, INC.                                                    VIRGINIA
       USCOC OF CORPUS CHRISTI                                                           TEXAS
       USCOC OF CUMBERLAND, INC.                                                         MARYLAND
       USCOC OF FLORIDA RSA #7, INC.                                                     DELAWARE
       USCOC OF GREATER IOWA, INC                                                        PENNSYLVANIA
       USCOC OF HAWAII 3, INC.                                                           DELAWARE
       USCOC OF IDAHO RSA # 5, INC                                                       DELAWARE
       USCOC OF ILLINOIS RSA # 1, INC.                                                   VIRGINIA
       USCOC OF ILLINOIS RSA # 4, INC.                                                   ILLINOIS
       USCOC OF IOWA RSA # 1, INC.                                                       IOWA
       USCOC OF IOWA RSA # 16, INC.                                                      DELAWARE
       USCOC OF JACKSONVILLE, INC.                                                       NORTH CAROLINA
       USCOC OF JACK-WIL, INC.                                                           DELAWARE
       USCOC OF MISSOURI RSA # 13, INC.                                                  DELAWARE
       USCOC OF MISSOURI RSA # 5, INC.                                                   ILLINOIS
       USCOC OF NEW HAMPSHIRE RSA # 2, INC.                                              DELAWARE
       USCOC OF NORTH CAROLINA RSA # 7, INC.                                             NORTH CAROLINA
       USCOC OF OHIO RSA #7, INC.                                                        COLORADO
       USCOC OF OKLAHOMA RSA # 10, INC.                                                  OKLAHOMA
       USCOC OF OREGON RSA # 5, INC.                                                     DELAWARE
       USCOC OF PENNSYLVANIA RSA #10-B2, INC.                                            DELAWARE
       USCOC OF PORTLAND, INC.                                                           MAINE
       USCOC OF RICHLAND, INC.                                                           WASHINGTON
       USCOC OF ROCKFORD, INC.                                                           ILLINOIS
       USCOC OF SOUTH CAROLINA RSA # 4, INC.                                             SOUTH CAROLINA
       USCOC OF TALLAHASSEE                                                              FLORIDA
       USCOC OF TEXAHOMA, INC.                                                           TEXAS
       USCOC OF VICTORIA, INC.                                                           TEXAS
       USCOC OF VIRGINIA RSA # 2, INC.                                                   VIRGINIA
       USCOC OF VIRGINIA RSA # 3, INC.                                                   VIRGINIA
       USCOC OF WASHINGTON 4, INC.                                                       DELAWARE
       USCOC OF WILMINGTON, INC.                                                         NORTH CAROLINA
       USCOC OF WISCONSIN RSA #7, INC.                                                   DELAWARE
       VERMONT RSA NO. 2-B2, INC.                                                        DELAWARE
       VICTORIA CELLULAR CORPORATION                                                     TEXAS
       VICTORIA CELLULAR PARTNERSHIP                                                     Partnership
       VIRGINIA RSA # 4, INC.                                                            VIRGINIA
       VIRGINIA RSA # 7, INC.                                                            VIRGINIA
       WARD BUTTE JOINT VENTURE                                                          Partnership
       WASHINGTON RSA # 5, INC.                                                          WASHINGTON
       WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP                                      Partnership
       WESTELCOM CELLULAR, INC.                                                          NEW YORK
       WESTERN SUB-RSA LIMITED PARTNERSHIP                                               Partnership
       WILMINGTON CELLULAR PARTNERSHIP                                                   Partnership
       WILMINGTON CELLULAR TELEPHONE CO.                                                 NORTH CAROLINA
       YAKIMA MSA LIMITED PARTNERSHIP                                                    Partnership
       YAKIMA VALLEY PAGING LIMITED PARTNERSHIP                                          Partnership

                          *50% or more owned companies


                                     Page 3

                                     TELEPHONE AND DATA SYSTEMS, INC.
                                    SUBSIDIARY AND AFFILIATED COMPANIES
                                            DECEMBER 31, 2000

                                                                                         STATE OF
                                                                                         INCORPORATION
                                                                                         -------------


TDS TELECOMMUNICATIONS
----------------------
       TDS TELECOMMUNICATIONS CORPORATION                                                DELAWARE

       INCUMBENT LOCAL EXCHANGE COMPANIES
       ----------------------------------
       AMELIA TELEPHONE CORPORATION                                                      VIRGINIA
       ARCADIA TELEPHONE COMPANY                                                         OHIO
       ARIZONA TELEPHONE COMPANY                                                         ARIZONA
       ARVIG TELECOM, INC.                                                               MINNESOTA
       ARVIG TELEPHONE COMPANY                                                           MINNESOTA
       ASOTIN TELEPHONE COMPANY                                                          WASHINGTON
       BADGER TELECOM, INC.                                                              WISCONSIN
       BARNARDSVILLE TELEPHONE COMPANY                                                   NORTH CAROLINA
       BLACK EARTH TELEPHONE COMPANY, INC.                                               WISCONSIN
       BLUE RIDGE TELEPHONE COMPANY                                                      GEORGIA
       BONDUEL TELEPHONE COMPANY                                                         WISCONSIN
       BRIDGEWATER TELEPHONE COMPANY                                                     MINNESOTA
       BURLINGTON, BRIGHTON & WHEATLAND TELEPHONE COMPANY                                WISCONSIN
       BUTLER TELEPHONE COMPANY, INC.                                                    ALABAMA
       CALHOUN CITY TELEPHONE COMPANY, INC.                                              MISSISSIPPI
       CAMDEN TELEPHONE COMPANY                                                          INDIANA
       CAMDEN TELEPHONE AND TELEGRAPH COMPANY, INC.                                      GEORGIA
       CENTRAL STATE TELEPHONE COMPANY                                                   WISCONSIN
       CHATHAM TELEPHONE COMPANY                                                         MICHIGAN
       CLEVELAND COUNTY TELEPHONE COMPANY, INC.                                          ARKANSAS
       COMMUNICATIONS CORPORATION OF INDIANA                                             INDIANA
       COMMUNICATIONS CORPORATION OF MICHIGAN                                            MICHIGAN
       COMMUNICATIONS CORPORATION OF SOUTHERN INDIANA                                    INDIANA
       CONCORD TELEPHONE EXCHANGE, INC.                                                  TENNESSEE
       CONTINENTAL TELEPHONE COMPANY                                                     OHIO
       DANUBE COMMUNICATIONS, INC.                                                       MINNESOTA
       DECATUR TELEPHONE COMPANY                                                         ARKANSAS
       DELTA COUNTY TELE-COMM, INC.                                                      COLORADO
       DEPOSIT TELEPHONE COMPANY                                                         NEW YORK
       EASTCOAST TELECOM, INC.                                                           WISCONSIN
       EDWARDS TELEPHONE COMPANY, INC.                                                   NEW YORK
       GRANTLAND TELECOM, INC.                                                           WISCONSIN
       HAMPDEN TELEPHONE COMPANY                                                         MAINE
       HAPPY VALLEY TELEPHONE COMPANY                                                    CALIFORNIA
       HARTLAND & ST. ALBANS TELEPHONE COMPANY                                           MAINE
       HOME TELEPHONE COMPANY, INC.                                                      INDIANA
       HOME TELEPHONE COMPANY                                                            OREGON
       HOME TELEPHONE COMPANY OF PITTSBORO, INC.                                         INDIANA
       HORNITOS TELEPHONE COMPANY                                                        CALIFORNIA
       HUMPHREYS COUNTY TELEPHONE COMPANY                                                TENNESSEE
       ISLAND TELEPHONE COMPANY                                                          MICHIGAN
       KEARSARGE TELEPHONE COMPANY                                                       NEW HAMPSHIRE
       LESLIE COUNTY TELEPHONE COMPANY                                                   KENTUCKY
       LEWIS RIVER TELEPHONE COMPANY                                                     WASHINGTON
       LEWISPORT TELEPHONE COMPANY, INC.                                                 KENTUCKY
       LITTLE MIAMI COMMUNICATIONS CORPORATION                                           OHIO
       LUDLOW TELEPHONE COMPANY                                                          VERMONT
       MAHANOY & MAHANTANGO TELEPHONE COMPANY                                            PENNSYLVANIA
       MCCLELLANVILLE TELEPHONE COMPANY, INC.                                            SOUTH CAROLINA
       MCDANIEL TELEPHONE COMPANY                                                        DELAWARE
       MID-AMERICA TELEPHONE, INC.                                                       OKLAHOMA
       MID-STATE TELEPHONE COMPANY                                                       MINNESOTA
       MIDWAY TELEPHONE COMPANY                                                          WISCONSIN
       MOUNT VERNON TELEPHONE COMPANY                                                    WISCONSIN

                          *50% or more owned companies


                                     Page 4

                                     TELEPHONE AND DATA SYSTEMS, INC.
                                    SUBSIDIARY AND AFFILIATED COMPANIES
                                            DECEMBER 31, 2000

                                                                                         STATE OF
                                                                                         INCORPORATION
                                                                                         -------------
       MYRTLE TELEPHONE COMPANY                                                          MISSISSIPPI
       NELSON BALLGROUND TELEPHONE COMPANY                                               GEORGIA
       NEW CASTLE TELEPHONE COMPANY                                                      VIRGINIA
       NEW LONDON TELEPHONE COMPANY                                                      MISSOURI
       NORTHFIELD TELEPHONE COMPANY                                                      VERMONT
       NORWAY TELEPHONE COMPANY, INC.                                                    SOUTH CAROLINA
       OAKMAN TELEPHONE COMPANY, INC.                                                    ALABAMA
       OAKWOOD TELEPHONE COMPANY                                                         OHIO
       OKLAHOMA COMMUNICATION SYSTEMS, INC.                                              OKLAHOMA
       ORCHARD FARM TELEPHONE COMPANY                                                    MISSOURI
       ORISKANY FALLS TELEPHONE CORPORATION                                              NEW YORK
       PEOPLES TELEPHONE COMPANY                                                         ALABAMA
       PERKINSVILLE TELEPHONE COMPANY, INC.                                              VERMONT
       PORT BYRON TELEPHONE COMPANY                                                      NEW YORK
       POTLATCH TELEPHONE COMPANY                                                        IDAHO
       QUINCY TELEPHONE COMPANY                                                          FLORIDA
       RIVERSIDE TELECOM, INC.                                                           WISCONSIN
       S & W TELEPHONE COMPANY, INC.                                                     INDIANA
       SALEM TELEPHONE COMPANY, INC.                                                     KENTUCKY
       SALUDA MOUNTAIN TELEPHONE COMPANY                                                 DELAWARE
       SCANDINAVIA TELEPHONE COMPANY                                                     WISCONSIN
       SERVICE TELEPHONE COMPANY, INC.                                                   NORTH CAROLINA
       SHIAWASSEE TELEPHONE COMPANY                                                      MICHIGAN
       SOMERSET TELEPHONE COMPANY                                                        MAINE
       SOUTHEAST MISSISSIPPI TELEPHONE COMPANY                                           MISSISSIPPI
       SOUTHEAST TELEPHONE COMPANY OF WISCONSIN, INC.                                    WISCONSIN
       SOUTHWESTERN TELEPHONE COMPANY                                                    ARIZONA
       ST STEPHEN TELEPHONE COMPANY                                                      SOUTH CAROLINA
       STOCKBRIDGE & SHERWOOD TELEPHONE COMPANY, INC.                                    WISCONSIN
       STOUTLAND TELEPHONE COMPANY                                                       MISSOURI
       STRASBURG TELEPHONE COMPANY                                                       COLORADO
       SUGAR VALLEY TELEPHONE COMPANY                                                    PENNSYLVANIA
       TELLICO TELEPHONE COMPANY, INC.                                                   TENNESSEE
       TENNESSEE TELEPHONE COMPANY                                                       TENNESSEE
       TENNEY TELEPHONE COMPANY                                                          WISCONSIN
       THE ISLAND TELEPHONE COMPANY                                                      MAINE
       THE MERCHANTS & FARMERS TELEPHONE COMPANY                                         INDIANA
       TIPTON TELEPHONE COMPANY, INC.                                                    INDIANA
       TOWNCOMM, INC.                                                                    NEW YORK
       TOWNSHIP TELEPHONE COMPANY, INC.                                                  DELAWARE
       TRI-COUNTY TELEPHONE COMPANY, INC.                                                INDIANA
       TROY TELEPHONE COMPANY, INC.                                                      IDAHO
       UTELCO, INC.                                                                      WISCONSIN
       VANLUE TELEPHONE COMPANY                                                          OHIO
       VERNON TELEPHONE COMPANY                                                          NEW YORK
       VIRGINIA TELEPHONE COMPANY                                                        VIRGINIA
       WARREN TELEPHONE COMPANY                                                          MAINE
       WAUNAKEE TELEPHONE COMPANY, INC.                                                  WISCONSIN
       WEST PENOBSCOT TELEPHONE & TELEGRAPH COMPANY                                      MAINE
       WILLISTON TELEPHONE COMPANY                                                       SOUTH CAROLINA
       WINSTED TELEPHONE COMPANY                                                         MINNESOTA
       WINTERHAVEN TELEPHONE COMPANY                                                     CALIFORNIA
       WOLVERINE TELEPHONE COMPANY                                                       MICHIGAN
       WYANDOTTE TELEPHONE COMPANY                                                       OKLAHOMA

                          *50% or more owned companies


                                     Page 5

                                     TELEPHONE AND DATA SYSTEMS, INC.
                                    SUBSIDIARY AND AFFILIATED COMPANIES
                                            DECEMBER 31, 2000

                                                                                         STATE OF
                                                                                         INCORPORATION
                                                                                         -------------


       OTHER COMPANIES
       ---------------
       ARVIG CELLULAR, INC.                                                              MINNESOTA
       CAMDEN CELLULAR, INC.                                                             DELAWARE
       DTC-NYSINET                                                                       NEW YORK
       GEORGIA RSA # 12 PARTNERSHIP                                                      GEORGIA
       METROPLEX COMMUNICATIONS CORPORATION                                              WASHINGTON
       TDS COMMUNICATIONS SOLUTIONS                                                      DELAWARE
       TDS DATACOM, INC.                                                                 DELAWARE
       TDS LONG DISTANCE CORPORATION                                                     DELAWARE
       TDS METROCOM, INC.                                                                DELAWARE
       TDS TELECOM SERVICE CORPORATION                                                   IOWA
       TDSI TELECOMMUNICATIONS CORPORATION                                               DELAWARE
       TRI-COUNTY COMMUNICATIONS CORPORATION                                             INDIANA
       TRI-COUNTY LONG DISTANCE                                                          INDIANA
       U.S. LINK, INC.                                                                   MINNESOTA

TDS GROUP
---------

       AFFILIATE FUND                                                                    DELAWARE
       COMMVEST, INC.                                                                    DELAWARE
       NATIONAL TELEPHONE & TELEGRAPH COMPANY                                            CALIFORNIA
       RUDEVCO, INC.                                                                     CALIFORNIA
       SINGER ACQUISITION CORPORATION                                                    WISCONSIN
       SUTTLE PRESS INC.                                                                 WISCONSIN
       TDS CAPITAL TRUST I                                                               DELAWARE
       TDS CAPITAL TRUST II                                                              DELAWARE
       TDS CAPITAL TRUST III                                                             DELAWARE
       TDS REAL ESTATE INVESTMENT CORPORATION                                            WISCONSIN
       TDSI CORPORATION                                                                  DELAWARE
       TELECOM TECHNOLOGIES FUND LLC (TTF)                                               WISCONSIN
       VOLUTEER TV CABLE CO.                                                             TENNESSEE


PAGING
------

       API MERGER CORP.                                                                  DELAWARE
       AMERICAN PAGING, INC. (OF CALIFORNIA)                                             CALIFORNIA
       PAGING HOLDING CO.                                                                DELAWARE













                          *50% or more owned companies


                                     Page 6